--------------------------------------------------------------------------------
SCHRODER ASIAN GROWTH FUND, INC.
--------------------------------------------------------------------------------
787 Seventh Avenue, New York, New York 10019
(800) 730-2932

INVESTMENT OBJECTIVE

    Long-term capital appreciation through investment primarily in equity securities of Asian companies.

INVESTMENT MANAGER

    Schroder Capital Management International Inc. (the "Investment Adviser") is a wholly-owned indirect subsidiary of Schroders plc, the London Stock Exchange listed holding company parent of an investment banking and investment management group of companies (the "Schroder Group") that dates its origins to 1804. The investment management operations of the Schroder Group are located in 18 countries worldwide, including ten in Asia. The Schroder Investment Management Group has been managing international investment portfolios since the early years of this century. At October 31, 1995, the Schroder Investment Management Group had over $100 billion in assets under management. At that date, the Investment Adviser, together with its U.K. affiliate, Schroder Capital Management International Ltd., had over $15 billion under management, of which approximately $6.5 billion was invested in the Asian region.

                                                               December 15, 1995
Dear Shareholder,

    We are pleased to present to you the 1995 annual shareholder report of Schroder Asian Growth Fund, Inc., which covers the fiscal year beginning November 1, 1994 and ending October 31, 1995. On October 31, 1995, the Fund's net asset value was $12.62 per share, total net assets were $247,487,124 and the closing price on the New York Stock Exchange was $11.125. For information on the Fund's performance, please refer to the table on page 16 entitled "Financial Highlights".

    The following table shows the movements in major Asian stock markets for the past quarter and fiscal year:

                                          Quarter Ended       Fiscal Year Ended
                                         October 31, 1995     October 31, 1995
-------------------------------------------------------------------------------

Hong Kong                                        2.7%                 0.8%
India                                           -9.3%               -29.7%
Indonesia                                       -6.4%               -12.3%
Japan                                           -8.6%               -13.1%
Korea                                            7.4%                -3.3%
Malaysia                                       -12.7%               -13.5%
Philippines                                    -17.3%               -21.9%
Singapore                                       -5.6%                -7.7%
Thailand                                        -7.7%               -16.4%

           Source: Morgan Stanley Country Index (in U.S. dollars)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER ASIAN GROWTH FUND, INC.
--------------------------------------------------------------------------------

PORTFOLIO STRATEGY

    At the end of October 1995, the Fund was approximately 96.6% invested in equity securities, 0.6% in convertible bonds and 2.8% in cash. During the quarter ended October 31, 1995, the biggest change in country weightings was an increase in the Japanese weighting from 10.8% to 16.6%, funded primarily from reductions in Thailand and Malaysia. With the exception of Korea, markets generally provided disappointing returns over this period despite strong underlying economic growth and generally good corporate profits announcements. However, the buoyant macroeconomic conditions across the region (with the exception of Japan) have ignited inflationary pressures, particularly in Malaysia but also in the lesser developed economies such as Indonesia and the Philippines where structural inefficiencies put further pressure on price rises. Economic reforms, including privatizations, still have a long way to go but generally the outlook is encouraging as governments realize that the discipline of the marketplace will reward non-inflationary growth policies but deal harshly with half hearted reform.

    The Fund's continued focus of investments are fast growing, well managed companies which benefit from the high levels of economic activity in Asia. In the early part of the year, we increased positions in Hong Kong and Korea substantially while reducing the weighting in Japan to 10% in the aftermath of the Kobe earthquake and sharp appreciation of the yen. Following concerted Central Bank action in August, however, to drive down the value of the yen, Fund management became more confident about the potential recovery of the Japanese economy and rebuilt the weighting in Japan to approximately 16% at year end. The best performing market over the year was Hong Kong, which by October 31 accounted (together with China) for 22.8% of the Fund's assets. In February, value had begun to appear in the Hong Kong property market after its correction in 1994 at a time when fears of further US interest rate rises had dissipated. The austerity program in China also appears to be having an effect with inflation trending down. We believe the way to access the opportunities arising from the opening of the Chinese economy is through Hong Kong companies with quality management and a proven track record. Against a difficult environment for Pacific Basin markets, this strategy of increasing Japan and Hong Kong at the expense of Thailand and Malaysia proved to be defensive.

    The weakening of the yen from a high of Y79.7 to US$1 on April 19, 1995 to Y102.00 on October 31, 1995 showed a dramatic change of sentiment towards both the currency and the Japanese authorities' ability to control events as investors became increasingly concerned about the stability of Japan's banking institutions and the possibility of widespread price deflation. The yen now is trading at a level close to that prevailing at January 2, 1995 and provides a cushion to Japan's hard hit export sector. Fund management's approach to currency hedging is defensive and the 10.5% hedge out of Japanese yen back into US dollars has helped to preserve value for investors since the yen started to weaken.

    Throughout Asia the forces of deregulation and liberalization continue to flourish leading to a vitality that is hard to find elsewhere. The competitive wage rates, favorable demographics, high savings rates and sound fiscal and monetary policies continue to be supportive of high rates of economic activity. These in turn, we believe, will lead to a return of confidence throughout the region's stockmarkets. We believe the Fund is well positioned across nine countries and in stocks ranging from $20 million to $36 billion in market capitalization to benefit from the long term growth opportunities of the region.

INVESTMENT REVIEW

JAPANESE ECONOMY AND STOCK MARKET

    The Japanese stockmarket retraced some of the gains of 1994 and in the year ending October 31, 1995 was down 13.1% in US dollars. After hitting the year's low of 14,485 in early July, in the final quarter the market was up 6.1% in local currency terms but due to a 14.7% depreciation of the yen against the U.S. dollar the market was down 8.6% in US dollars. In marked contrast to the first half of the year, policy measures since August exceeded market expectations and were influential in reversing earlier yen strength. Domestic institutional activity picked up towards the end of the year partially reflecting the lower rates of interest on deposits. Stock performance was also heavily influenced by the currency with exporters performing well while utilities, food and pharmaceutical companies lagged.

--------------------------------------------------------------------------------

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SCHRODER ASIAN GROWTH FUND, INC.
--------------------------------------------------------------------------------

    We believe that economic conditions should continue to improve. Policy is shifting decisively in the direction of reflation by way of short term interest rate cuts and a larger than expected fiscal package. The yen is down 25% from its peak against the dollar and there is now a commitment to resolve the crises in the banking industry. This should indicate a more positive environment for company profits especially given the likelihood of an additional boost to manufacturing from a weaker exchange rate comparison. We continue to focus on smaller capitalization companies benefiting from the growth in the region and structural change within Japan while having exposure to companies such as Nomura Securities Co. Ltd., which is highly geared to a stockmarket recovery.

SOUTH EAST ASIA

    HONG KONG has been the strongest regional market, rising by 0.8% over the last year and 2.7% during the last quarter. Falling local interest rates and a bottoming real estate market fueled stockmarket interest and underpinned positive returns.

    Following a management reassessment in January this year when the Hang Seng Index hit its low of 6,967, the Fund built up its Hong Kong weighting, which currently forms the largest country weighting in the portfolio. We believe the future of Hong Kong is in its role as a transportation and services provider to Southern China. Accordingly, we have shifted the portfolio towards China related companies. In particular, we added companies such as Citic Pacific Ltd., a diversified conglomerate with strong Beijing connections, Hutchison Whampoa, the container port operator, and Huaneng Power International Ltd., the electricity distributor for five Chinese provinces. We believe that these companies will benefit from the strong growth that the coastal and eastern regions of China are experiencing. In addition, macroeconomic news from China has continued to improve with inflation expected to be 15% by year end. This should enable the current austerity program to be eased and help improve sentiment.

    MALAYSIA has been weak this year with the market falling 12.7% in the last quarter alone. With the real rate of economic growth in excess of 9% and a deteriorating current account deficit, fears of overheating and rising interest rates have caused investor nervousness. Long term, however, Malaysia offers attractive investment opportunities. As a priority, the government has been investing in infrastructure which has in turn attracted strong foreign direct investment and led to rapid growth of a higher value added manufacturing sector. The current tight monetary policy should return economic growth to a more sustainable 8%. Having reduced the Fund's exposure to interest rate sensitive stocks at the end of 1994, the Fund has benefited from its exposure to infrastructure companies such as Renong Berhad and the growing financial services sector through companies such as Malaysian Assurance Alliance Berhad, a beneficiary of the emergence of a middle class which is taking more responsibility for ensuring adequate financial security in old age.

    SINGAPORE continues to be a financial and transportation hub for Southern Asia. However, the absence of low cost labor in combination with one of the stronger regional currencies has caused Singapore to lose out competitively. This has been reflected in some disappointing corporate profit results, particularly in areas such as ship repair. The market has fallen 7.7% over the year and 5.6% in the last quarter. However, Singapore, a showcase city-state of Asia with excellent infrastructure, will continue to be viewed as a regional "safe haven" especially when compared to the uncertainty facing Hong Kong as June 1997 approaches. The Fund has concentrated its holdings in the service and real estate sectors which should benefit from the high spending power of Singapore's consumers.

--------------------------------------------------------------------------------

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SCHRODER ASIAN GROWTH FUND, INC.
--------------------------------------------------------------------------------

EMERGING MARKETS

    THAILAND'S economy continued to accelerate into the first half of 1995, which pushed inflation above the government target of 5%. Consequently, monetary policy has been tight throughout the year, depressing corporate profits and causing market weakness. The market was down by 7.7% over the last fiscal quarter and by 16.4% over the fiscal year. Sentiment was further hit by the outcome of the general election in May which brought into power a new coalition government, led by Prime Minister Banharn Silpa-Archa, which many felt did not have the modernizing credentials of the outgoing government of Chuan Leekpai. The market has continued to be unnerved by the apparent instability of this coalition and was further set back by the Securities & Exchange Commission's proposed introduction of a "trust" system in order to allow greater foreign ownership of companies, a policy proposal which would broaden foreign participation in Thai quoted companies (currently there are ceilings on foreign ownership levels which result in "foreign" shares trading at a premium to local shares). However the announcement of this proposal led to an immediate markdown in the foreign premiums which was reflected in the market's decline.

    Although confusion remains in the market, the Thai economy looks set to decelerate to a pace more consistent with lower inflationary pressures. Slower private investment, manufacturing output and credit growth compounded by a significant improvement in the trade balance in September should return the economy to a more sustainable growth rate which will allow interest rates to fall and corporate profits to rebound. The government will continue its privatization program thereby broadening the range of attractive investment opportunities. The Fund has been building up its position in EGCO, the privatized electricity generator. During the last quarter we began to decrease the Fund's holding in Thai Farmers Bank Ltd., the largest holding, after a strong period of out-performance, due to an expected slowdown in earnings over the next 18 months.

    THE PHILIPPINES, down 17.3% in the quarter and 21.9% over the year, also has suffered from a deteriorating macroeconomic environment brought about by higher inflation and interest rates. The Peso has come under pressure due to the rising current account deficit and inflation has been fueled by rising food and commodity prices. Interim profit results from some large companies were also disappointing. Accordingly, we reduced the Philippines' weighting in the Fund in the middle of the year.

    At current levels, however, the market reflects much of this bad news. Looking forward, the government will continue to exercise fiscal discipline in order to meet International Monetary Fund conditions. Interest rates should fall early next year and corporate profits regain momentum. The turnaround of The Philippines makes it the most recent of Asia's economic successes and management believes that the stability provided by the administration of Fidel Ramos bodes well for the future. Foreign direct investment flows are accelerating which are the clearest signs of confidence about the long term.

    INDONESIA fell 6.4% in the last quarter as the market saw some selling in advance of the proposed U.S. $2.3 billion P.T. Telkom privatization issue. Despite some concerns over the size and pricing of this issue, the Fund participated in the initial privatization as we believe that this company will grow in excess of 17% per annum over the next five years and this was not reflected in the issue price. Over the year, the market was down 12.3%, despite a background of strong corporate profit results and stable macroeconomics. For example, P.T. Gudang Garam saw net profits rise in excess of 37% for the first half of 1995. With favorable demographics and the rising affluence of the population, the Fund continues to emphasize the high growth areas of consumption and infrastructure through its stock selection.

    INDIA, down 29.7% over the year, has seen a prolonged period of weakness brought about by deteriorating fiscal and trade positions and political turmoil. However, throughout this period, corporate profits have continued to be strong. Index earnings for first-half fiscal year 1995 were up 40%. The market is seeing a number of new issues this year including a Public Sector Undertakings divestment program as the government continues its program of deregulation and liberalization. Thus we remain positive on the development of the Indian market and are accumulating stocks in the high growth areas of infrastructure, consumption, power and telecommunications.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER ASIAN GROWTH FUND, INC.
--------------------------------------------------------------------------------

    KOREA has been the strongest performing market over the last fiscal quarter, up 7.4% but down 3.3% on the fiscal year. After a period of very strong economic growth in the first half of the year led by exports and capital investment, the last quarter of this year has seen a slowdown in capital investment which has been reflected in falling interest rates. First half net profit results were up 42% for the market and this combined with a further opening of the foreign ownership levels to 15% on July 1, 1995 provided a good background for positive returns in the fourth quarter. The Fund increased its weighting in Korea throughout the year as market valuations clearly did not reflect this attractive outlook. We continue to like larger capitalization stocks such as Korea Mobile Telecommunications Corp., the monopolistic cellular phone service provider and Korea Electric Power Corp., the electrical utility.

    The Fund held no investments in Taiwan which was down 27.6% over the year. Given the current tensions between Taiwan and Mainland China, the market will continue to be volatile. However, on an historic basis, valuations are attractive and against a background of falling interest rates the Fund will be monitoring the market closely for investment opportunities.

DIVIDEND REINVESTMENT PLAN

    The Fund offers you a plan for the reinvestment of your dividends and capital gains distribution in shares of the Fund. We have included a detailed description of the plan at the end of this report. If you wish to participate please contact the plan agent, State Street Bank and Trust Company, at 1-800-426-5523.

OTHER INFORMATION

    The Fund's net asset value is published every Monday in THE WALL STREET JOURNAL under the heading "Closed End Funds". The Fund's symbol is "SHF". The Fund's net asset value is also published in THE NEW YORK TIMES and BARRON'S.

    In addition, the Fund publishes a newsletter in the middle of each month, detailing country weightings and a market update. You can request a copy of this by calling toll-free 1-800-730-2932.

    During the fiscal year ended October 31, 1995, there have been (i) no material changes in the Fund's investment objectives or policies that have not been approved by the shareholders; (ii) no changes in the Fund's Articles or By-laws; and (iii) no changes in the principal risk factors associated with investment in the Fund. In addition, during the year there have been no changes in the person who is primarily responsible for the day-to-day management of the Fund's portfolio, who is Laura E. Luckyn-Malone, the President of the Fund.

Respectfully,

/s/ Laura E. Luckyn-Malone                    /s/ I. Peter Sedgwick

Laura E. Luckyn-Malone                        I. Peter Sedgwick
President                                     Chairman

--------------------------------------------------------------------------------

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SCHRODER ASIAN GROWTH FUND, INC.
--------------------------------------------------------------------------------

MANAGEMENT DISCUSSION

WHY HAS THE FUND INCREASED ITS INVESTMENTS IN JAPAN RECENTLY?

    Since early August the Fund's exposure to Japan has increased by approximately 6%, through investment into such companies as Hirose Electric and Nomura Securities Co., Ltd. In early August, there was concerted Central Bank action globally to drive down the value of the yen, which had hit a high of Y79.7 to US$1 on April 19, 1995. This coincided with depositors withdrawing funds from a number of smaller Japanese financial institutions and deepening concerns about Japan's deflationary pressures (which had largely been contained within the real estate and stock markets) spilling over into the general price level. The Central Bank action has been largely successful as at the time of writing the yen/dollar exchange rate had depreciated by approximately 25% to
102. The weakening of the exchange rate is important to the exporting sector of the Japanese economy and allows Japan's leading corporations an opportunity to reappraise their hiring and investment plans and a chance to regain some lost sales in overseas markets. Consequently these companies can play an important role in restarting the stalled Japanese economy. This action was followed through with a cut in the Official Discount Rate to a record low 0.5% and the announcement of a large fiscal stimulus in September. Taken together these allow management of your Fund to take a more constructive view again of the Japanese market.

WHY DOES THE FUND INVEST IN SO FEW CHINESE COMPANIES?

    Management of your Fund has taken a very conservative approach to direct investment in China. Against an economic backdrop of tight credit conditions as the Chinese government continues its fight against inflationary pressures and attempts to slow down the rate of economic activity, there have been few companies that have emerged unscathed. Access to debt financing through the banking sector is limited; access to global capital through the Chinese "B" share markets in Shenzhen and Shanghai even more so as those markets have fallen by 31.8% and 12.9%, respectively year to date. More recently, the "H" share index (Chinese former state owned enterprises listed in Hong Kong) has fallen to a historical low of 690.8 compared with a level of 1067.96 at January 1, 1995. These market declines reflect international investors' concerns about the quality of the underlying businesses, their management and accounting practices and level of disclosure. Coupled with this is uncertainty about the consistency of Chinese government policy toward the quoted sector at a time when politicians are jostling to assume the mantle of Deng Xiaoping. Consequently our focus on China is predominantly through companies operating out of Hong Kong, which have a transparent and controlled strategy with respect to their business opportunity on the mainland and understand that a stock market listing incorporates a requirement of accountability to shareholders.

INVESTMENT IN RETURNS IN ASIA HAVE BEEN DISAPPOINTING THIS YEAR. SHOULD I STILL INCLUDE ASIA AS PART OF MY OVERALL INVESTMENT PROGRAM?

    Over the fiscal year of the Fund, the MSCI Pacific Index returned -11.2% and the MSCI Pacific ex-Japan Index -2.4% compared with the S&P 500 which rose by 26.4% This, however, is not surprising as world stock markets are not closely correlated; in other words, they rarely move in lock step together. In fact, one of the reasons to invest overseas is in order to benefit from diversification into markets that may rise when the US market falls and vice versa. By spreading your investment across a number of markets, the volatility of your overall investment program can be reduced.

    Clearly the Asian region has been impacted by the reduction in global capital flows triggered initially by Federal Reserve Bank tightening in early 1994 and subsequently by the Mexican crisis in late 1994. Moreover, while inflationary pressures have remained subdued in the US, creating a benign environment for equity investment, inflationary trends in Asia (excluding Japan) have been upwards and therefore have exerted pressure on local interest rates as governments have pro-actively sought to cool down their fast growing economies. In this environment, however, the profits growth of the quality companies in which we invest has continued at a high pace and has generally exceeded local expectations. Consequently stock ratings are low for the secular growth rates we are witnessing. While no one knows when the US market will begin to underperform relative to international markets, establishing or maintaining a position in the part of the world that shares the dynamism of the US in terms of being able to incorporate new ideas and technologies, has highly competitive wage rates and education levels and governments committed to non-inflationary growth policies, should be part of a prudent global investment strategy.

--------------------------------------------------------------------------------

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SCHRODER ASIAN GROWTH FUND, INC.
--------------------------------------------------------------------------------

PORTFOLIO CHARACTERISTICS AS OF OCTOBER 31, 1995

                       INVESTMENT BY INDUSTRY

Industry                                                  % of Net Assets
-------------------------------------------------------------------------
Services                                                        19.5%
Capital Equipment                                               16.1
Real Estate                                                     14.1
Banking                                                         12.7
Consumer Non-Durables                                           11.6
Multi-Industry                                                   6.0
Construction                                                     4.4
Materials                                                        4.0
Consumer Durables                                                2.6
Energy                                                           2.2
Insurance                                                        2.2
Merchandising                                                    1.8
Cash                                                             2.8
-------------------------------------------------------------------------
Total                                                          100.0%

                          TOP TEN HOLDINGS

Security                                                  % of Net Assets
-------------------------------------------------------------------------
Citic Pacific Ltd (HK)                                           3.7
Hutchison Whampoa (HK)                                           3.5
Glory Ltd. (Jpn)                                                 3.2
Samsung Electronics (Kor)                                        3.0
Cathay Pacific Airways (HK)                                      2.9
Sun Hung Kai Properties Ltd. (HK)                                2.8
Tata Engineering & Locomotive Co., Ltd. (India)                  2.6
Mabuchi Motors Co., Ltd. (Jpn)                                   2.6
Genting Berhad (Mal)                                             2.5
Swire Pacific Ltd. (HK)                                          2.3
-------------------------------------------------------------------------
Total                                                           29.1%

                         COUNTRY WEIGHTINGS

Country                                                   % of Net Assets
-------------------------------------------------------------------------
Hong Kong & China                                               22.8
Japan                                                           16.6
Malaysia                                                        12.5
Singapore                                                        9.3
Thailand                                                         8.8
Indonesia                                                        8.3
Korea                                                            7.7
India                                                            6.1
Philippines                                                      5.1
Cash                                                             2.8
-------------------------------------------------------------------------
Total                                                          100.0%



-------------------------------------------------------------------------

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SCHRODER ASIAN GROWTH FUND, INC.
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SCHEDULE OF INVESTMENTS
OCTOBER 31, 1995

             COMMON STOCKS - 96.6%
     SHARES                             VALUE US$
  ---------                           -----------
             CHINA - 1.9%
             Services - 0.5%
  2,832,000  Chiwan Wharf Holdings
             Ltd. 'B'                  1,263,795
                                      -----------
             Utilities -Electrical &
             Gas - 1.4%
    220,000  Huaneng Power
             International, Ltd. (a)*  3,492,500
                                      -----------
             TOTAL CHINA
             (COST $5,391,276)         4,756,295
                                      -----------
             HONG KONG - 20.9%
             Chemicals - 0.7%
  3,160,000  Chen Hsong Holdings Ltd.  1,839,348
                                      -----------
             Construction &
             Housing - 1.4%
  4,522,000  Kumagai Gumi Ltd.         3,421,770
                                      -----------
             Holding Company - 1.7%
  7,000,000  Guangdong Investments     4,119,778
                                      -----------
             Leisure & Travel - 3.5%
  4,835,000  Cathay Pacific Airways    7,129,608
  2,000,000  Shun Tak Holdings Ltd.    1,578,062
                                      -----------
                                       8,707,670
                                      -----------
             Multi-Industry - 6.0%
  2,934,000  Citic Pacific Ltd.        9,165,192
    750,000  Swire Pacific Ltd. 'A'    5,626,698
                                      -----------
                                      14,791,890
                                      -----------
             Real Estate - 4.0%
  2,675,000  Harbour Centre
             Development Ltd.          2,992,983
    874,000  Sun Hung Kai Properties
             Ltd.                      6,980,921
                                      -----------
                                       9,973,904
                                      -----------
             Services - 3.6%
  1,592,000  Hutchison Whampoa         8,772,371
                                      -----------
             TOTAL HONG KONG
             (COST $46,747,444)       51,626,731
                                      -----------

             INDIA - 6.1%
             Automobile - 1.8%
    168,000  Bajaj Auto Ltd. (b)*      4,515,000
                                      -----------
             Health & Personal Care - 1.1%
    122,000  Ranbaxy Laboratories (c)  2,775,500
                                      -----------
             Household
             Products - 0.6%
     70,000  Hindustan Lever Ltd.      1,305,572
                                      -----------
             Machinery &
             Engineering - 2.6%
    207,200  Tata Engineering &
             Locomotive
             Company Ltd.              2,521,642
    191,000  Tata Engineering &
             Locomotive
             Company Ltd. (b)          3,961,340
                                      -----------
                                       6,482,982
                                      -----------

             TOTAL INDIA
             (COST $14,242,545)       15,079,054
                                      -----------
             COMMON STOCKS
     SHARES                             VALUE US$
  ---------                           -----------
             INDONESIA - 8.3%
             Beverages &
             Tobacco - 2.1%
    600,000  P.T. Gudang Garam         5,220,264
                                      -----------
             Building Materials &
             Components - 1.2%
    784,000  P.T. Indocement Tunggal   2,901,145
                                      -----------
             Food & Household
             Products - 2.9%
     82,500  P.T. Unilever Indonesia   1,162,996
  1,061,950  P.T. Indofood Sukses
             Makmur                    4,912,104
    230,000  P.T. Sorini*              1,281,718
                                      -----------
                                       7,356,818
                                      -----------
             Health & Personal
             Care - 0.5%
    360,000  P.T. Kalbe Farma          1,141,850
                                      -----------

             Real Estate - 0.5%
    450,000  P.T. Jaya Real Property   1,283,590
                                      -----------

             Telecommunications - 1.1%
     82,000  P.T. Indonesian
             Satellite Corp. (a)       2,706,000
                                      -----------

             TOTAL INDONESIA
             (COST $20,015,391)       20,609,667
                                      -----------

             JAPAN - 16.0%
             Financial
             Services - 1.9%
    261,000  Nomura Securities Co.,
             Ltd.*                     4,785,000
                                      -----------
             Health & Personal
             Care - 0.7%
    120,000  Torii & Co., Ltd          1,823,529
                                      -----------

             Industrial
             Components - 7.2%
    225,000  Glory Ltd.                7,919,118
    104,000  Mabuchi Motors Co., Ltd.  6,311,373
     56,700  Hirose Electric           3,629,912
                                      -----------
                                      17,860,403
                                      -----------

             Insurance - 1.0%
    450,000  Koa Fire & Marine Ins.
             Co., Ltd.                 2,466,176
                                      -----------

             Leisure & Tourism - 0.4%
    102,000  Airport Facilities Co.,
             Ltd.                        990,000
                                      -----------

             Machinery &
             Engineering - 1.2%
    482,000  Amada Sonoike Co., Ltd.   2,958,157
                                      -----------

             Merchandising - 1.2%
    172,900  Kahma Co., Ltd.           2,915,569
                                      -----------

             Real Estate - 0.9%
    150,000  Mitsui Homes Co., Ltd.    2,132,353
                                      -----------

             Telecommunications - ]1.5%
        450  DDI Corporation           3,657,352
                                      -----------

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                                       8
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SCHRODER ASIAN GROWTH FUND, INC.
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 1995

             COMMON STOCKS
     SHARES                             VALUE US$
  ---------                           -----------
             JAPAN (CONCLUDED)
             TOTAL JAPAN
             (COST $43,132,501)       39,588,539
                                      -----------

             KOREA - 7.7%
             Banking - 1.0%
     96,000  Shinhan Bank(1)           2,269,946
      8,079  Shinhan Bank (New)*         166,839
                                      -----------
                                       2,436,785
                                      -----------

             Electronics - 3.0%
     27,338  Samsung Electronics(1)    6,092,897
      5,095  Samsung Electronics
             (New)*(1)                 1,122,085
        478  Samsung Electronics (New
             2)*(1)                      103,085
                                      -----------
                                       7,318,067
                                      -----------

             Metals-Steel - 0.7%
      8,000  Pohang Iron & Steel Co.,
             Ltd.(1)                     804,318
     40,000  Pohang Iron & Steel Co.,
             Ltd. (d)                  1,040,000
                                      -----------
                                       1,844,318
                                      -----------
             Telecommunications - 1.7%
      4,450  Korea Mobile
             Telecommunications
             Corp.*(1)                 4,157,734
                                      -----------
             Utilities-Electrical &
             Gas - 1.3%
     77,000  Korea Electric Power
             Corp.(1)                  3,376,235
                                      -----------
             TOTAL KOREA
             (COST $17,056,270)       19,133,139
                                      -----------

             MALAYSIA - 12.5%
             Banking - 3.3%
  1,265,000  DCB Holdings Berhad       3,584,416
    584,000  Malayan Banking Berhad    4,711,531
                                      -----------
                                       8,295,947
                                      -----------
             Construction - 2.0%
  3,171,000  Renong Berhad             4,841,983
                                      -----------
             Distribution - 0.8%
    246,000  Edaran Otomobil Nasional
             Berhad                    1,936,246
                                      -----------
             Food & Household
             Products - 0.7%
    236,000  Nestle (Malaysia) Berhad  1,662,495
                                      -----------

             Insurance - 1.2%
    741,000  Malaysian Assurance
             Alliance Berhad           3,003,660
                                      -----------

             Leisure & Tourism - 2.5%
    741,500  Genting Berhad (1)        6,262,917
                                      -----------

             Real Estate - 2.0%
  2,069,000  Island & Peninsular
             Berhad                    5,007,615
                                      -----------
             TOTAL MALAYSIA
             (COST $28,782,473)       31,010,863
                                      -----------
             COMMON STOCKS
     SHARES                             VALUE US$
  ---------                           -----------
             PHILIPPINES - 5.1%
             Beverages &
             Tobacco - 0.7%
    560,600  San Miguel Corp. 'B'      1,855,720
                                      -----------

             Real Estate - 2.4%
  2,381,250  Ayala Land, Inc. 'B'      2,749,711
  2,600,000  C&P Homes Inc.*           1,676,522
  5,200,000  SM Prime Holdings Inc.*   1,401,078
                                      -----------
                                       5,827,311
                                      -----------

             Ship Repair - 0.0%
    111,850  Keppel Philippine
             Holdings 'B' *               51,663
                                      -----------

             Telecommunications - 1.0%
     43,170  Philippine Long Distance
             Telephone                 2,409,411
                                      -----------

             Utilities -Electrical &
             Gas - 1.0%
    333,500  Manila Electric Co. 'B'   2,490,339
                                      -----------

             TOTAL PHILIPPINES
             (COST $12,714,244)       12,634,444
                                      -----------

             SINGAPORE - 9.3%
             Banking - 3.3%
    740,000  Overseas Union Bank Ltd.  4,607,982
    407,880  United Overseas Bank
             Ltd.                      3,578,907
                                      -----------
                                       8,186,889
                                      -----------

             Broadcasting &
             Publishing - 1.6%
    253,200  Singapore Press Holdings
             Ltd.                      3,959,609
                                      -----------

             Machinery &
             Engineering - 2.0%
    608,000  Keppel Corporation Ltd.   4,990,660
                                      -----------

             Real Estate - 2.4%
    480,000  City Developments Ltd.    2,971,979
    956,000  DBS Land Ltd.             2,827,682
                                      -----------
                                       5,799,661
                                      -----------

             TOTAL SINGAPORE
             (COST $21,160,936)       22,936,819
                                      -----------

             THAILAND - 8.8%
             Banking - 3.1%
  3,500,000  Siam City Bank Ltd.       4,451,510
    386,700  Thai Farmers Bank Ltd.    3,196,884
                                      -----------
                                       7,648,394
                                      -----------

             Building Materials &
             Components - 1.9%
     84,000  Siam Cement Co. Ltd.      4,580,604
                                      -----------

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER ASIAN GROWTH FUND, INC.
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONCLUDED)
OCTOBER 31, 1995

             COMMON STOCKS
     SHARES                             VALUE US$
  ---------                           -----------
             THAILAND (CONCLUDED)
             Real Estate - 1.4%
    220,000  Land & House Corp. Ltd.   3,550,080
                                      -----------

             Telecommunications - 1.1%
    919,000  TelecomAsia Corp.*        2,775,994
                                      -----------

             Utilities -Electrical &
             Gas - 1.3%
    913,000  Electricity Generating
             Public Co., Ltd.*         3,120,747
                                      -----------

             TOTAL THAILAND
             (COST $22,289,706)       21,675,819
                                      -----------
             TOTAL COMMON STOCKS
             (COST $231,532,786)      239,051,370
                                      -----------

             CONVERTIBLE BONDS - 0.6%
  PRINCIPAL
   AMOUNT
    (000)                              VALUES US$
  ---------                           ------------
             JAPAN - 0.6%
             Merchandising - 0.6%
       Swfr  Arcland Sakamoto
      1,900  .125% 2/20/98
             (Cost $1,386,916)           1,496,162
                                      ------------
             TOTAL CONVERTIBLE BONDS
             (COST $1,386,916)           1,496,162
                                      ------------
             Total Investments
             (Cost $232,919,702)
             97.2%                     240,547,532
             Other assets less
             liabilities 2.8%            6,939,592
                                      ------------
             Net Assets 100%           247,487,124
                                      ------------
                                      ------------

* Non-income producing security
(a) American Depository Receipt
(b) Global Depositary Receipt
(c) Global Depositary Share
(d) American Depositary Share
(1) Priced at fair value as determined by the Board of Directors

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER ASIAN GROWTH FUND, INC.
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1995

ASSETS:
      Investments in securities, at value (cost
         $232,919,702)                                      $240,547,532
      Cash                                                     8,145,946
      Receivable for dividends                                   140,159
      Receivable for interest                                     57,649
      Net unrealized appreciation on forward foreign
         exchange contracts                                      233,732
      Deferred organization expenses                             107,623
      Prepaid expenses                                            38,771
                                                            ------------

                    Total Assets                             249,271,412
                                                            ------------

LIABILITIES:
      Payable for securities purchased                         1,286,803
      Advisory fee payable                                       211,828
      Administration fee payable                                  52,957
      Accrued expenses payable and other liabilities             232,700
                                                            ------------

                    Total Liabilities                          1,784,288
                                                            ------------
                    Net Assets                              $247,487,124
                                                            ------------
                                                            ------------

NET ASSETS WERE COMPOSED OF:
      Capital Stock, par value ($.01 per share,
         applicable to
         19,607,100 shares issued: authorized 100,000,000
         shares)                                            $    196,071
      Paid-in capital in excess of par                       271,484,870
      Accumulated net realized losses from investments       (32,064,584)
      Net unrealized appreciation of investments               7,627,830
      Net unrealized appreciation on translation of
         assets and liabilities in foreign currencies and
         forward foreign currency contracts                      242,937
                                                            ------------

                    Net Assets                              $247,487,124
                                                            ------------
                                                            ------------
                    Net asset value per share
                      ($247,487,124 divided by 19,607,100
                      shares outstanding)                   $      12.62
                                                            ------------
                                                            ------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER ASIAN GROWTH FUND, INC.
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 1995

INVESTMENT INCOME:
      Dividends (net of foreign withholding taxes of
       $439,833)                                        $  3,697,277
      Interest and discount earned                           694,898
                                                        ------------

                    Total Income                           4,392,175
                                                        ------------

EXPENSES:
      Investment advisory fee                              2,479,442
      Administration fee                                     619,861
      Custodian's fees and expenses                          370,550
      Legal fees and expenses                                150,615
      Transfer agent's fees and expenses                     114,282
      Directors' fees and expenses                            84,074
      Reports to shareholders                                 84,040
      Insurance expense                                       82,632
      Independent accountants' fees and expenses              40,335
      Amortization of deferred organization expenses          33,981
      Registration fees                                       24,260
      Miscellaneous expenses                                  10,820
      Interest expense                                         1,345
                                                        ------------
                    Total Expenses                         4,096,237
                                                        ------------

NET INVESTMENT INCOME                                        295,938
                                                        ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN
 CURRENCY TRANSACTIONS:
   Net realized loss from:
      Investments                                        (26,048,489)
      Foreign currency transactions and forward
       foreign currency contracts                         (3,181,314)
   Net change in unrealized appreciation of:
      Investments                                          2,267,623
      Translation of assets and liabilities in
       foreign currencies and forward foreign
       currency contracts                                  2,734,038
                                                        ------------
NET REALIZED AND UNREALIZED LOSS FROM INVESTMENTS AND
 FOREIGN CURRENCY TRANSACTIONS                           (24,228,142)
                                                        ------------

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS    $(23,932,204)
                                                        ------------
                                                        ------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER ASIAN GROWTH FUND, INC.
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                          FOR THE PERIOD
                                                        DECEMBER 30, 1993*
                                  FOR THE YEAR ENDED      TO OCTOBER 31,
                                   OCTOBER 31, 1995            1994
--------------------------------------------------------------------------

INCREASE (DECREASE) IN NET
 ASSETS:

OPERATIONS:
      Net investment income
         (loss)                      $    295,938          $   (211,874)
      Net realized loss on
         investment
         transactions                 (26,048,489)           (6,016,095)
      Net realized loss from
         foreign currency
         transactions and
         forward foreign
         currency contracts            (3,181,314)             (188,277)
      Net change in unrealized
         appreciation on
         investments                    2,267,623             5,360,207
      Net change in unrealized
         appreciation
         (depreciation) on
         translation of assets
         and liabilities in
         foreign currencies and
         forward foreign
         currency contracts             2,734,038            (2,491,101)
                                 --------------------   ------------------
NET DECREASE IN NET ASSETS
 RESULTING FROM OPERATIONS            (23,932,204)           (3,547,140)
                                 --------------------   ------------------

CAPITAL STOCK TRANSACTIONS:
      Proceeds from the initial
         public offering of
         17,200,000 shares              --                  242,520,000
      Proceeds from the
         issuance of 2,400,000
         shares in connection
         with exercising of an
         overallotment option
         granted to
         underwriters of the
         initial public
         offering                       --                   33,840,000
      Offering costs charged to
         paid-in capital in
         excess of par                  --                   (1,493,642)
                                 --------------------   ------------------
NET INCREASE IN NET ASSETS
 DERIVED FROM CAPITAL STOCK
 TRANSACTIONS                           --                  274,866,358
                                 --------------------   ------------------

TOTAL INCREASE (DECREASE) IN
 NET ASSETS                           (23,932,204)          271,319,218

NET ASSETS:
      Beginning of period             271,419,328               100,110
                                 --------------------   ------------------
      End of period                  $247,487,124          $271,419,328
                                 --------------------   ------------------
                                 --------------------   ------------------


* Commencement of investment operations

                 See accompanying notes to financial statements
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER ASIAN GROWTH FUND, INC.
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 1995

1. SIGNIFICANT ACCOUNTING POLICIES:

       Schroder Asian Growth Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund was incorporated in Maryland on November 5, 1993 and investment operations commenced on December 30, 1993. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

   SECURITY VALUATION

       Portfolio securities listed on a recognized stock exchange or NASDAQ National Market System are valued at the last reported sales price on the exchange on which the securities are principally traded. Other securities for which market quotations are readily available are valued at the last sales price prior to the time of determination. If there is no sales price on such date, and if bid and asked quotations are available, such securities are valued at the mean between the last current bid and asked prices. Securities for which market quotations are not readily available, foreign securities where local regulators restrict purchases by foreign investors and other assets are valued by procedures as determined by the Investment Adviser and approved in good faith by the Board of Directors. At October 31, 1995, the portfolio contained eight securities for which market quotations were not available and which were fair valued by the Adviser. These securities had a total value of $24,189,217, representing 9.8% of the Fund's net assets.

   SECURITY TRANSACTIONS AND INVESTMENT INCOME

       Security transactions are recorded on trade date. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income (including accretion of discount) is recorded on the accrual basis. Realized gains and losses from security transactions are determined on the identified cost basis.

   FOREIGN CURRENCY TRANSLATION

       Foreign currency amounts denominated in or expected to settle in foreign currencies (FC) are translated into U.S. dollars on the following basis: market value of investment securities and other assets and liabilities at the rate of exchange at the end of the respective period, purchases and sales of investment securities and income and expenses at the rate of exchange prevailing on the respective dates of such transactions.

       The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from the investment.

       Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

   DIVIDENDS AND DISTRIBUTIONS

       Dividends and distributions payable by the Fund, if any, are accrued on the ex-dividend date. Dividends from net investment income and capital gain distributions are determined in accordance with U.S. Federal income tax regulations which may differ from generally accepted accounting principles. At December 31, 1995, the Fund decreased paid-in-capital by $2,885,376, decreased undistributed net investment income by $295,938 and increased accumulated realized losses from foreign currency transactions by $3,181,314. These differences are primarily due to the reclassification of realized losses on foreign currency and forward foreign currency contracts to ordinary income.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER ASIAN GROWTH FUND, INC.
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

   FORWARD CONTRACTS

       The Fund may enter into forward contracts to purchase or sell foreign currencies to protect against the effect of possible adverse movements in foreign exchange rates on the U.S. dollar value of the underlying portfolio. Risks associated with such contracts include the movement in value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. Forward exchange contracts are valued at the forward rate and are marked-to-market weekly. Fluctuations in the value of such contracts are recorded as unrealized gains or losses; realized gains or losses include net gains or losses on contracts which have terminated by settlement.

   ORGANIZATIONAL COSTS

       Costs incurred by the Fund in connection with its organization and initial registration are being amortized on a straight line basis over a five-year period from the commencement of investment operations.

2. PURCHASES AND SALES OF SECURITIES:

       The aggregate cost of securities purchased and the proceeds from sales of securities, excluding short-term investments, for the year ended October 31, 1995 were $167,028,062 and $158,464,792, respectively.

3. FORWARD EXCHANGE CONTRACTS AS OF OCTOBER 31, 1995:

                     Contracts to            Settlement       In Exchange                    Unrealized appreciation
                       Deliver                  Date              for          Value ($)       (depreciation) ($)
--------------------------------------------------------------------------------------------------------------------
HEDGE POSITIONS:
Japanese Yen              Y1,200,000,000    12/21/95            $12,206,286    11,854,342             351,944
Japanese Yen              Y1,430,000,000    3/22/96             $14,206,239    14,324,451            (118,212)
                                                                                                  -----------
                                                                                    Total           $ 233,732
                                                                                                  -----------
                                                                                                  -----------

4. ADVISORY AND ADMINISTRATIVE FEES:

       The Fund retains Schroder Capital Management International Inc. as Investment Adviser. The investment advisory contract provides for a monthly fee at the annual rate of 1% on the Fund's average weekly net assets. The Fund paid or accrued fees to the Investment Adviser of $2,479,442 for the year ended October 31, 1995.

       The Fund retains Middlesex Administrators L.P. as the Administrator. For its services, the Administrator receives a monthly fee equal to the greater of $150,000 per annum or an annual rate of .25% of the Fund's average weekly net assets. The Fund paid or accrued fees to the Administrator of $619,861 during the year ended October 31, 1995.

5. FEDERAL INCOME TAXES:

       Since it is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its stockholders, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

       For Federal income tax purposes, the tax basis of investment securities owned at October 31, 1995 was $232,919,702. The aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost was $23,361,766 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value was $15,733,936.

       For Federal income tax purposes, the Fund had a capital loss carry forward as of October 31, 1995 of $32,064,584 ($6,016,095 expiring in 2002 and $26,048,489 expiring in 2003) which is available to offset future capital gains, subject to limitations imposed under the Internal Revenue Code.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER ASIAN GROWTH FUND, INC.
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. CAPITAL STOCK:

       There are 100,000,000 shares of $.01 par value common stock authorized. Transactions in shares of common stock were as follows:

                                       For the year      December 30, 1993*
                                          ended                  to
                                     October 31, 1995     October 31, 1994
                                     ----------------    ------------------
Shares outstanding at beginning of
                            period      19,607,100             --
      Shares issued to the Adviser        --                      7,100
   Shares issued in initial public
                          offering        --                 17,200,000
    Shares issued in underwriters'
             over-allotment option        --                  2,400,000
                                     ----------------        ----------
      Shares outstanding at end of
period............................      19,607,100           19,607,100
                                     ----------------        ----------
                                     ----------------        ----------

* Commencement of investment operations.

7. FINANCIAL HIGHLIGHTS

   Selected Per Share Data and Ratios
                                                       For the Year
                                                           ended       December 30,1993*
                                                        October 31,           to
                                                           1995        October 31, 1994
----------------------------------------------------------------------------------------
             Net Asset Value, beginning of period        $  13.84           $ 14.01**
             Investment Operations:
             Net investment income (loss)                    0.02              (.01)

             Net realized and unrealized loss on
               investments and foreign currency
               transactions                                 (1.24)             (.16)
                                                      ---------------    ----------
             Total from investment operations               (1.22)             (.17)
                                                      ---------------    ----------

             Net asset value, end of period              $  12.62           $ 13.84
                                                      ---------------    ----------
                                                      ---------------    ----------
             Market value, end of period                 $  11.125          $ 12.00
                                                      ---------------    ----------
                                                      ---------------    ----------

             Total investment return based on (1):
             Market Value                                   -7.29%           -20.00%
                                                      ---------------    ----------
             Net Asset Value                                -8.82%            -1.21%
                                                      ---------------    ----------

             Ratio/Supplementary Data:
             Net assets, fiscal year end (Millions)      $ 247.49           $271.42
             Ratio of expenses to average net assets         1.65%             1.59%***
             Ratio of net investment income (loss)
               average net assets                            0.12%            (0.10)%***
             Portfolio turnover rate                        66.79%            19.76%

 * Commencement of investment operations.
 ** Net of $.09 of offering expenses.
*** Annualized

(1) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect sales loads or brokerage commissions. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER ASIAN GROWTH FUND, INC.
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

8. QUARTERLY DATA (UNAUDITED):

                                                                 NET REALIZED AND                                      PRICE
                                                                 UNREALIZED                 NET INCREASE               ON THE
                                                                 GAINS (LOSSES) ON          (DECREASE)                 NEW
                                                                 INVESTMENTS                IN NET ASSETS              YORK
                 TOTAL                   NET INVESTMENT          AND FOREIGN CURRENCY       RESULTING FROM             STOCK
                 INCOME                  INCOME (LOSS)           TRANSACTIONS               OPERATIONS                 EXCHANGE
                 -------------------------------------------------------------------------------------------------------------
  QUARTERLY                     PER                    PER                        PER                        PER
   PERIOD         AMOUNT       SHARE      AMOUNT      SHARE        AMOUNT        SHARE        AMOUNT        SHARE       HIGH
------------------------------------------------------------------------------------------------------------------------------
12/30/93* to
01/31/94          $365,127     $0.02       $1,916       -        $(6,528,281)    $(0.33)    $(6,526,365)    $(0.33)    $16 1/8
------------------------------------------------------------------------------------------------------------------------------
02/01/94 to
04/30/94         1,019,686      0.05      (75,248)      -        (14,749,149)     (0.75)    (14,824,397)     (0.75)     15 1/8
------------------------------------------------------------------------------------------------------------------------------
05/01/94 to
07/31/94           943,863      0.05     (161,721)    ($0.01)      3,714,093       0.19       3,552,372       0.18      14 1/8
------------------------------------------------------------------------------------------------------------------------------
08/01/94 to
10/31/94           904,608      0.04       23,179       -         14,228,071       0.73      14,251,250       0.73      13 3/4
------------------------------------------------------------------------------------------------------------------------------
11/01/94 to
01/31/95           510,128      0.03     (518,073)     (0.03)    (43,861,236)     (2.23)    (44,379,309)     (2.26)     12 1/8
------------------------------------------------------------------------------------------------------------------------------
02/01/95 to
04/30/95         1,263,061      0.06      291,404       0.02       7,583,199       0.38       7,874,603       0.40      10 7/8
------------------------------------------------------------------------------------------------------------------------------
05/01/95 to
07/31/95         1,591,359      0.08      534,445       0.03     (10,887,137)     (0.56)    (10,352,692)     (0.53)     12 1/8
------------------------------------------------------------------------------------------------------------------------------
08/01/95 to
10/31/95         1,027,627      0.05      (11,838)      0.00      22,937,032       1.17      22,925,194       1.17      11 7/8

  QUARTERLY
   PERIOD       LOW
-------------
12/30/93* to
01/31/94          $15
-------------
02/01/94 to
04/30/94       10 1/2
-------------
05/01/94 to
07/31/94       11 1/4
-------------
08/01/94 to
10/31/94       11 1/2
-------------
11/01/94 to
01/31/95        9 5/8
-------------
02/01/95 to
04/30/95        9 3/8
-------------
05/01/95 to
07/31/95       10 1/8
-------------
08/01/95 to
10/31/95       10 5/8

* Commencement of investment operations.

  PROXY RESULTS (UNAUDITED)

       During the year ended October 31, 1995, Schroder Asian Growth Fund, Inc. shareholders voted on the following proposals. The proposals were approved at the annual meeting of shareholders on May 11, 1995. The description of the proposals and number of shares voted are as follows:

-------------------------------------------------------------------------------------------------------------
                                                                                  Shares Voted
                                                                                      For         Abstentions
-------------------------------------------------------------------------------------------------------------
1.    To elect the Directors to the Fund:            Peter E. Guernsey(1)          16,790,627       849,493
                                                     John I. Howell(2)             16,792,027       848,093
                                                     Laura E. Luckyn-Malone(3)     16,879,220       760,900
                                                     William L. Means(3)           16,838,338       801,782
                                                     David M. Salisbury(2)         16,887,646       752,474
                                                     I. Peter Sedgwick(1)          16,886,511       753,609
                                                     Madelon DeVoe Talley(3)       16,888,681       751,439

(1) Nominee for Class I director to serve until 1996 annual meeting of stockholders.

(2) Nominee for Class II director to serve until 1997 annual meeting of stockholders.

(3) Nominee for Class III director to serve until 1998 annual meeting of stockholders.

-----------------------------------------------------------------------------------------------------------
                                                                Shares Voted    Shares Voted
                                                                    For           Against       Abstentions
-----------------------------------------------------------------------------------------------------------
2.    To ratify the selection of Coopers & Lybrand L.L.P. as
       the Fund's independent accountants.                       16,983,359        325,743        331,018
3.    To approve the Investment Advisory Agreement between
       the Fund and the Investment Advisor.                      16,205,455        742,817        691,848

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER ASIAN GROWTH FUND, INC.
--------------------------------------------------------------------------------

DIVIDEND REINVESTMENT PLAN

    Shareholders whose shares are registered in their own names may elect to be participants in the Dividend Reinvestment Plan (the "Plan"), pursuant to which dividends and capital gain distributions to shareholders will be paid in or reinvested in additional shares of the Fund (the "Dividend Shares"). State Street Bank and Trust Company (the "Plan Agent") will act as agent for participants under the Plan. Shareholders whose shares are held in the name of a brokerage firm, bank , or other nominee, should contact such nominee to see if it will participate in the Plan on your behalf. If the nominee is unable to do so, the shareholder may wish to request that the shares be reregistered in the shareholder's own name.

    A shareholder may elect to withdraw from the Plan without penalty at any time upon written notice to the Plan Agent. When a participant withdraws from the Plan, or upon termination of the Plan, certificates for whole Shares credited to the shareholder's account under the Plan will be issued and cash payment will be made for any fractional Shares credited to such account. An election to withdraw from the Plan will, until such election is changed, be deemed to be an election by a shareholder to take all subsequent dividends and distributions in cash. Elections will be effective immediately if notice is received by the Plan Agent not less than ten days prior to any dividend or distribution record date; otherwise, such termination will be effective after the investment of the then current dividend or distribution. If a withdrawing shareholder requests the Plan Agent to sell the Shareholder's Shares upon withdrawal from participation in the Plan, the withdrawing shareholder will be required to pay a $2.50 fee plus brokerage commission.

    Whenever the Fund declares a distribution from capital gains or an income dividend, participants in the Plan will receive Shares of the Fund. Whenever the market price per Share is equal to or exceeds the net asset value as of the valuation date, participants will be issued Shares of the Fund at a price per Share equal to the greater of (a) the net asset value per Share on that date or
(b) 95% of the market price of the Fund's Shares on that date. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the New York Stock Exchange, the immediately preceding trading day. The Fund will not issue Shares under the Plan at a price below net asset value. If net asset value exceeds the market price of Fund Shares as of the valuation date, or if the Fund should declare a dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund Shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts on or shortly after the payment date. If, before the Plan Agent has completed its purchase, the market price exceeds the net asset value of a Fund Share, the average per Share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's Shares, resulting in the acquisition of fewer Shares than if the dividend or capital gains distribution had been paid in Shares issued by the Fund.

    The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in noncertificated form in the name of the participant, and each shareholder's proxy will include those Shares purchased pursuant to the Plan.

    There is no charge to participants for reinvesting dividends or capital gains distributions. The Plan Agent's fee for the handling of reinvestment of dividends and distributions will be paid by the Fund. There will be no brokerage charges with respect to Shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in Shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends or capital gains distributions.

    The automatic reinvestment of dividends and distributions will not relieve participants of any U.S. Federal income tax that may be payable on such dividends or distributions. To the extent dividends and distributions are reinvested in additional Shares issued by the Fund, participants should be treated for U.S. Federal income tax purposes as receiving a distribution in an amount equal to the fair market value, determined as of the valuation date, of the Shares received (regardless of the net asset value of the Shares on the valuation date), and should have a cost basis in such Shares equal to such fair market value.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER ASIAN GROWTH FUND, INC.
--------------------------------------------------------------------------------

DIVIDEND REINVESTMENT PLAN (CONCLUDED)

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend or distribution. The Plan may also be amended or terminated by the Plan Agent by at least 90 days prior written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent at State Street Bank and Trust Company, P.O. Box 8200, Boston, Massachusetts 02266-8200.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER ASIAN GROWTH FUND, INC.
--------------------------------------------------------------------------------

Report of Independent Accountants

To the Shareholders and Board of Directors of Schroder Asian Growth Fund, Inc.:

    We have audited the accompanying statement of assets and liabilities of Schroder Asian Growth Fund, Inc., including the schedule of investments, as of October 31, 1995, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year then ended and for the period December 30, 1993 (commencement of operations) to October 31, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Schroder Asian Growth Fund, Inc. as of October 31, 1995, the results of its operations for the year then ended, the changes in its net assets and financial highlights for the year then ended and for the period December 30, 1993 (commencement of operations) to October 31, 1994, in conformity with generally accepted accounting principles.

                                          Coopers & Lybrand L.L.P.

New York, New York
December 15, 1995

--------------------------------------------------------------------------------

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
                  -------------------------------------------
DIRECTORS
Madelon DeVoe Talley
Peter E. Guernsey
John I. Howell
Laura E. Luckyn-Malone, President
William L. Means
David Salisbury
I. Peter Sedgwick, Chairman

OFFICERS

Laura E. Luckyn-Malone
        President
Heather F. Crighton
        Vice President
Catherine A. Mazza
        Vice President
Mark J. Smith
        Vice President
Margaret H. Douglas-Hamilton
        Secretary
Robert Jackowitz
        Treasurer

INVESTMENT ADVISER

Schroder Capital Management International Inc.
787 Seventh Avenue
New York, NY 10019

ADMINISTRATOR

Middlesex Administrators L.P.
P.O. Box 9081
Princeton, NJ 08543-9081

NYSE SYMBOL SHF

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

This report is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report

                  -------------------------------------------



                                    Schroder
                            Asian Growth Fund, Inc.



                                [PHOTOGRAPHS]



                                Annual Report
                                October 31, 1995